UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  July 12, 2017
DLH Holdings Corp.
(Exact name of registrant as specified in its charter)
COMMISSION FILE NUMBER:  0-18492

New Jersey	22-1899798
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3565 Piedmont Road, NE
Atlanta, GA 30305
(Address and zip code of principal executive offices)
(866) 952-1647
(Registrant's telephone number, including area code

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 12, 2017, the Board of Directors (the “Board”) of DLH Holdings Corp. (the “Company”) elected James P. Allen to its Board, effective immediately. In connection with this appointment, the Board expanded its size to eight directors. Mr. Allen will serve for an initial term expiring at the Company’s annual meeting of shareholders to be held in 2018 and until his successor shall have been elected and qualified, or until his earlier resignation or removal.

Mr. Allen has worked for over 40 years as a senior financial executive in the aerospace, defense and federal government information technology services industry. He previously served as executive vice president and chief financial officer of Global Defense Technology & Systems, Inc. (now known as Sotera Defense Solutions, Inc.), a provider of mission-critical systems and services to the national security agencies of the Federal Government. Prior to that, Mr. Allen served as the chief financial officer of Veridian Corporation, GRC International, Inc. and CACI International Inc., publicly traded companies in the Federal IT services sector.

As of the time of the filing of this Current Report on Form 8-K, no determination has been made as to which Board committees, if any, Mr. Allen will be appointed. There are no agreements or understandings between Mr. Allen and any other person pursuant to which he was appointed to the Board. Mr. Allen is not a party to any transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K. Mr. Allen will participate in the non-employee director compensation arrangements applicable to all non-employee directors of the Company as previously disclosed in the Company’s filings with the SEC, most recently in its definitive proxy statement dated December 29, 2016.

On July 18, 2017, the Company issued a press release announcing the election of Mr. Allen to the Board. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated by reference to Item 5.02 of this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following exhibit is attached to this Current Report on Form 8-K:

Exhibit Number	Exhibit Title or Description
99.1	Press Release dated July 18, 2017.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DLH Holdings Corp.

By: /s/ Kathryn M. JohnBull

Name: Kathryn M. JohnBull
Title: Chief Financial Officer
Date: July 18, 2017

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated July 18, 2017.

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